UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2011

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund

ANNUAL REPORT
October 31, 2011

Not authorized for distribution unless preceded or accompanied by a current Fund prospectus.

RNC Genter Dividend Income Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Fund Expenses	23

RNC Genter Dividend Income Fund

December, 2011

Dear Shareholder:

The RNC Genter Dividend Income Fund had another positive year for the report period ending October 31, 2011.  The Fund returned 8.52% compare to the Fund’s primary benchmarks, the Russell 1000 Value Index1 at 6.16%, and the MSCI US Investable Market High Dividend Yield Index2 at 12.32%. The broad S&P 500® Index3 returned 8.09% for the same period.

Our philosophy and focus on dividends appears to be paying off.  Many companies are finally loosening their purse strings and starting to share more of the huge cash reserves that they have hoarded since the last recession.  Managements appear to be getting more in tune with shareholders who want some near term reward for taking the risk of providing equity capital.  Many large cap companies more recently have raised dividends over 20%.  We expect this trend to continue and to provide a material cushion if and when share prices decline.

During the year equities were generally higher led by domestic issues.  International and Emerging markets lagged. In the U.S., Growth outperformed Value, and the dividend focused subset of Value has outperformed both Growth and Value. (See the table at the end of this letter)  This is mainly due to the dividend subset having an underweight in financial securities, mostly banks and insurance, that greatly lagged the market over the year.

The most recent fiscal quarter can be characterized as being highly volatile with dramatic market swings.  The S&P 500 immediately dropped almost 200 points during the first 7 trading days only to rally almost 180 points during the last 20 trading days of the quarter.   Of the 66 trading days in the quarter, 43 had moves greater than plus or minus 1.00%.  Volatility as measured by the CBOE Volatility Index11 (VIX) began the quarter at a 25 level, spiked to 48, then settled down to 30 to end the quarter.  The dramatic market moves were caused in part by daily developments out of Europe concerning the possible default of Greece and the resulting impact on major European banks.  Towards the end of the quarter better than expected U.S. economic data lessened fears of a U.S. recession and a stronger than expected earnings season helped to pare losses and allowed the market to finish on a stronger note.

Looking forward, global markets continue to wait for a resolution of the European banking problem.  In exactly the same way as many American banks owned too many mortgages that declined precipitously in value, several European banks own large quantities of PIIGS (Portugal, Italy, Ireland, Greece and Spain) sovereign debt.  If valued at realistic prices, many of these banks would be insolvent.  We think they need to be systematically recapitalized just as TARP (Troubled Asset Relief Program) did for U.S. banks.  European financial authorities have many constraints not faced by their domestic counterparts at the Fed.  It appears they are trying to buy time to organize an orderly restructuring of PIIGS debt.  Avoiding a run on any of the banks affected will likely be difficult, but the lack of more forceful intervention by the ECB (European Central Bank) or EFSF (European Financial Stability Facility) can be agony for the equity markets.  We think Greek debt has to be marked down, and soon.  Better times should start once this process begins.

It has become clear to us that some budget austerity is being enforced around the world.  Most likely this will lead to a further growth slowdown, as both government and consumer spending become even more crimped.  While the markets fear that this might produce a near term recession, we look for the U.S. to avoid a recession and simply limp along with real GDP growth around 1.5-

2.0% for 2012.  This will likely continue to be an uncomfortable environment for investors.  The danger of a recession always seems to be around the next corner.  There can be good economic news one day, and then bad news the next.  Markets are likely to remain quite volatile, although not as volatile once the European sovereign debt situation starts to clear up.

While the short term impact of the European financial problems have been substantial, the solution is clear to us.  We believe it is simply a matter of the political will and financial necessity coming into alignment.  The situation is quite similar to the U.S. financial crisis in 2008, so there appears to be a blueprint for a successful resolution of the problem.

What do investors do in this environment?  We continue to believe that investors should look to dividends to help smooth their equity returns.  Many corporations have stronger balance sheets and are holding more cash as compared to 2008.  These corporations are generally raising dividends, helping give investors’ confidence in their long run businesses.  Dividend investments provide the potential to mitigate risk but can also participate in strong equity markets.  We believe this is the best risk/reward tradeoff currently available.

Sincerely,

James “Rocky” Barber

Global market volatility has caused many investors to seek higher quality, dividend paying securities.

	Year-To-Date 1/1/11-10/31/11	Fiscal 4th Quarter 8/1/11-10/31/11	Fiscal Year 11/1/10-10/31/11

Dow Jones Select Dividend Index4	2.63%	7.88%	12.94%
MSCI US IM High Dividend Yield Index2	0.95%	7.24%	12.39%
Merrill-Lynch (A+) Quality Index5	1.31%	6.23%	13.71%

Lower quality, smaller market cap and international securities lagged.

Russell 2000 Index6	-6.67%	-4.46%	6.71%
MSCI World ex-US7	-6.98%	-9.77%	-6.14%
Merrill-Lynch (C&D) Quality Index8	-14.97%	-22.20%	-11.36%

Broad Domestic Large Cap Indices

S&P 5003	1.30%	-2.47%	8.09%
S&P 500/Value9	-3.39%	-1.96%	5.61%
S&P 500/Growth9	-1.62%	4.45%	10.43%

Mutual fund investing involves risk. Principal loss is possible.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

1 The Russell Value 1000 Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. You cannot invest directly in an index.

2 The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index.  You cannot invest directly in an index.

3 The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% of the market cap of U.S. equities.  You cannot invest directly in an index.

4 The Dow Jones Select Dividend Index measures the total return of highest 100 dividend yielding securities out of the Dow Jones U.S. Index.  After the securities pass the initial screening test the 100 highest yielding securities are deemed eligible for inclusion and are weighted by the companies indicated annual dividend.  You cannot invest directly in an index.

5 The Merrill-Lynch (A+) Quality Index measures the price performance of the subset of “A+” rated securities within the Bank of America/ML universe of approximately 1600 securities.  You cannot invest directly in an index.

6 The Russell 2000 Index is an index that measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market cap of that index.  It includes approximately 2000 of the smallest securities.  You cannot invest directly in an index.

7 The MSCI World ex-US Index is an index that measures global market returns excluding the US market.  The index holds over 3500 securities.  The index is a market cap weighted index.  You cannot invest directly in an index.

8 The Merrill-Lynch (C&D) Quality Index measures the price performance of the subset of “C&D” rated securities within the Bank of America/ML universe of approximately 1600 securities.  You cannot invest directly in an index.

9 The S&P 500/Growth Index measures the total return performance of the value segment of the S&P 500 index.  The three risk factors for inclusion are book value to price ratio, price to sales ratio, and dividend yield.  The index is a market cap weighted index. You cannot invest directly in an index.

10 The S&P 500/Value Index measures the total return performance of the value segment of the S&P 500 index.  The three risk factors for inclusion are book value to price ratio, price to sales ratio, and dividend yield.  The index is a market cap weighted index.

11 The CBOE Volatility Index (VIX) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.  You cannot invest directly in an index.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

RNC Genter Dividend Income Fund
FUND PERFORMANCE AND SUMMARY
At October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund made at its inception with a similar investment in the Russell 1000 Value Index and MSCI US Investable Market High Dividend Yield Index. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The MSCI US Investable Market High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI US Investable Market Index and:

•	Include only securities that offer a meaningfully higher than the average dividend yield and pass dividend sustainability and persistence screens,
•	Offer broad market coverage, and
•	Are free float market capitalization weighted to ensure that their performance can be replicated in institutional and retail portfolios.

These indices do not reflect expenses, fees or sales charge, which would lower performance.

These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
	One Year*	Since Inception
RNC Genter Dividend Income Fund	8.52%	12.68%
Russell 1000 Value Index	6.16%	11.68%
MSCI US Investable Market High Dividend Yield Index	12.32%	14. 52%

* Inception date 12/31/08 (annualized return).

Gross and Net Expense Ratios for the Fund was 10.52% and 1.25%, respectively, which are the amounts stated in the current prospectus as of the date of this report.  Contractual fee waivers are in effect through March 1, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2011

Number of Shares		Value
	COMMON STOCKS – 99.4%
	CONSUMER DISCRETIONARY – 7.2%
2,300	Genuine Parts Co.	$132,089
2,700	Target Corp.	147,825
		279,914

	CONSUMER STAPLES – 12.6%
4,300	Altria Group, Inc.	118,465
3,100	Molson Coors Brewing Co. - Cl. B	131,254
1,700	PepsiCo, Inc.	107,015
1,900	Philip Morris International, Inc.	132,753
		489,487

	ENERGY – 9.2%
1,000	Chevron Corp.	105,050
1,800	ConocoPhillips	125,370
2,450	Total S.A. - ADR	128,135
		358,555

	FINANCIALS – 12.1%
3,400	JPMorgan Chase & Co.	118,184
4,300	Marsh & McLennan Cos., Inc.	131,666
2,300	PNC Financial Services Group, Inc.	123,533
1,700	Travelers Cos., Inc.	99,195
		472,578

	HEALTH CARE – 17.2%
3,200	Abbott Laboratories	172,384
2,300	Johnson & Johnson	148,097
4,900	Merck & Co., Inc.	169,050
3,200	Novartis AG - ADR	180,704
		670,235

	INDUSTRIALS – 10.6%
4,200	General Electric Co.	70,182
2,600	Illinois Tool Works, Inc.	126,438
4,500	Pitney Bowes, Inc.	91,710
1,800	United Parcel Service, Inc. - Cl. B	126,432
		414,762

	INFORMATION TECHNOLOGY – 12.7%
6,900	Applied Materials, Inc.	85,008
7,500	Intel Corp.	184,050
3,500	Microchip Technology, Inc.	126,560

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2011

Number of Shares		Value

	INFORMATION TECHNOLOGY (Continued)
7,900	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	$99,698
		495,316

	MATERIALS – 5.4%
3,500	Dow Chemical Co.	97,580
3,000	Nucor Corp.	113,340
		210,920

	TELECOMMUNICATION SERVICES – 8.5%
5,800	AT&T, Inc.	169,998
4,600	CenturyLink, Inc.	162,196
		332,194

	UTILITIES – 3.9%
5,200	PPL Corp.	152,724

	TOTAL COMMON STOCKS (Cost $3,586,432)	3,876,685

	SHORT-TERM INVESTMENTS – 0.9%
33,317	Fidelity Institutional Money Market Fund, 0.09%†	33,317

	TOTAL SHORT-TERM INVESTMENTS (Cost $33,317)	33,317

	TOTAL INVESTMENTS – 100.3% (Cost $3,619,749)	3,910,002
	Liabilities in Excess of Other Assets – (0.3)%	(10,539)

	TOTAL NET ASSETS –100.0%	$3,899,463

ADR – American Depositary Receipt
† The rate quoted is the annualized seven-day yield at period end.

 See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2011

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	17.2%
Information Technology	12.7%
Consumer Staples	12.6%
Financials	12.1%
Industrials	10.6%
Energy	9.2%
Telecommunication Services	8.5%
Consumer Discretionary	7.2%
Materials	5.4%
Utilities	3.9%
Total Common Stocks	99.4%
Short-Term Investments	0.9%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2011

Assets:
Investments in securities, at value (cost $3,619,749)	$3,910,002
Receivables:
Dividends and interest	8,185
Due from Advisor	17,778
Prepaid expenses	3,232
Total assets	3,939,197

Liabilities:
Payables:
Distribution fees (Note 6)	763
Printing fees	6,288
Auditing fees	15,052
Fund accounting fees	3,783
Fund administration fees	3,275
Transfer agent fees and expenses	3,234
Legal fees	2,730
Custody fees	830
Trustees' fees	1,874
Chief Compliance Officer fees	824
Accrued other expenses	1,081
Total liabilities	39,734

Net Assets	$3,899,463

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$3,458,602
Accumulated net investment income	3,669
Accumulated net realized gain on investments	146,939
Net unrealized appreciation on investments	290,253
Net Assets	$3,899,463

Shares of beneficial interest issued and outstanding	315,275
Offering and redemption price per share	$12.37

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $1,868)	$89,952
Interest	201
Total investment income	90,153

Expenses:
Advisory fees	21,752
Distribution fees (Note 6)	6,039
Fund administration fees	34,000
Transfer agent fees and expenses	23,871
Fund accounting fees	23,426
Registration fees	21,999
Audit fees	15,001
Legal fees	10,001
Shareholder reporting fees	9,282
Chief Compliance Officer fees	9,001
Custody fees	7,150
Trustees' fees and expenses	6,001
Insurance fees	650
Miscellaneous	1,402
Total expenses	189,575
Less: Advisory fees waived	(21,752)
Less: Other expenses reimbursed	(137,613)
Net expenses	30,210
Net investment income	59,943

Realized and Unrealized Gain on Investments:
Net realized gain on investments	144,385
Net change in unrealized appreciation on investments	31,496
Net realized and unrealized gain on investments	175,881

Net Increase in Net Assets from Operations	$235,824

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase in Net Assets From:
Operations:
Net investment income	$59,943	$47,209
Net realized gain on investments	144,385	130,704
Net change in unrealized appreciation on investments	31,496	87,945
Net increase in net assets resulting from operations	235,824	265,858

Distributions to Shareholders:
From net investment income	(53,898)	(47,667)
From net realized gains	(102,150)	—
Total distributions to shareholders	(156,048)	(47,667)

Capital Transactions:
Net proceeds from shares sold	1,756,016	500
Reinvestment of distributions	151,925	46,906
Cost of shares redeemed1	(38,989)	—
Net increase from capital transactions	1,868,952	47,406

Total increase in net assets	1,948,728	265,597

Net Assets:
Beginning of year	1,950,735	1,685,138
End of year	$3,899,463	$1,950,735

Accumulated net investment income	$3,669	$180

Capital Share Transactions:
Shares sold	147,282	45
Shares reinvested	12,533	4,085
Shares redeemed	(3,352)	—
Net increase from capital share transactions	156,463	4,130

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance
For a capital share outstanding throughout each Period
	Year Ended October 31, 2011	Year Ended October 31, 2010	For the Period From December 31, 2008* to October 31, 2009*

Net asset value, beginning of period	$12.28	$10.89	$10.00
Income from Investment Operations:
Net investment income	0.30	0.31	0.22
Net realized and unrealized gain on investments	0.71	1.39	0.89
Total from investment operations	1.01	1.70	1.11
Less Distributions:
From net investment income	(0.28)	(0.31)	(0.22)
From net realized gains	(0.64)	—	—
Total distributions	(0.92)	(0.31)	(0.22)
Net asset value, end of period	$12.37	$12.28	$10.89

Total return	8.52%	15.79%	11.60	%1

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,899	$1,951	$1,685

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	7.84%	10.52%	14.14	%2
After fees waived and expenses absorbed	1.25%	1.29%	1.50	%2
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(4.11)%	(6.63)%	(9.96	)%2
After fees waived and expenses absorbed	2.48%	2.60%	2.68	%2

Portfolio turnover rate	30%	32%	33	%1

* Commencement of operations.
1 Not annualized.
2 Annualized.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – October 31, 2011

Note 1 – Organization
RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
Continued

percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze the open tax years of 2009 to 2010, or expected to be taken in the Fund’s 2011 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. Effective January 1, 2010, the Advisor has contractually agreed to waive its fees and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets until March 1, 2013. Prior to January 1, 2010, the Advisor contractually agreed to limit annual operating expenses to 1.50% of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2011, the Advisor waived all of its advisory fees $21,752 and reimbursed other expenses of $137,613. The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred. At October 31, 2011, the amount of these potentially recoverable expenses was $486,285. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  As of October 31, 2011, the Advisor may recapture a portion of the following amounts no later than the dates stated below:

October 31, 2012:	$159,243
October 31, 2013:	167,677
October 31, 2014:	159,365

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
Continued

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2011, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2011, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$3,617,193

Gross unrealized appreciation	$374,113
Gross unrealized depreciation	(81,304)
Net unrealized appreciation	$292,809

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2011, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

Increase (Decrease)
	Accumulated Net	Accumulated
Paid in Capital	Investment Income	Net Realized Gain
$0	($2,556)	$2,556

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$8,893
Undistributed long-term capital gains	139,159
Accumulated earnings	148,052
Accumulated capital and other losses	―
Unrealized appreciation	292,809
Total accumulated earnings	$440,861

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
Continued

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

Distribution paid from:	October 31, 2011	October 31, 2010
Ordinary income	$75,243	$47,667
Long-term capital gains	80,805	―
Total Taxable Distributions	$156,048	$47,667

Note 5 – Investment Transactions
For the year ended October 31, 2011, purchases and sales of investments, excluding short-term investments, were $2,564,628 and $698,730, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

For the year ended October 31, 2011, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
Continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s assets carried at fair value:

	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3* (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks1	$3,876,685	$-	$-	$3,876,685
Short-Term Investments	33,317	-	-	33,317
Total Investments, at value	$3,910,002	$-	$-	$3,910,002

*The Fund did not hold any Level 2 or 3 securities as of October 31, 2011.

1 All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.  There were no transfers between Levels as of the beginning and ending of period.

Note 9 – Accounting Pronouncement
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 measurements.  This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
Continued

Note 10 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RNC Genter Dividend Income Fund and the
Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 31, 2008 (commencement of operations) to October 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RNC Genter Fund as of October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period December 31, 2008 to October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2011

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $80,805 for the year ended October 31, 2011.

For the year ended October 31, 2011, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2011, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-5GENTER.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	41	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	41	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	41	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	41	None.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	41	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on September 21-22, 2011, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and RNC Genter Capital Management (the “Investment Advisor”) with respect to the RNC Genter Dividend Income Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board also considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the MSCI US Investable Market High Dividend Yield Index and the Russell 1000 Value Index for the three-month, year-to-date and one-year periods ended August 31, 2011, and with a select group of comparable funds selected by MFAC (the “Peer Group”) for the three-month, year-to-date and one-year periods ended July 31, 2011.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of the Fund were below the returns of the MSCI Index but were above the returns of the Russell Index, and were below the average returns of the Peer Group funds for all periods except for the three-month period.  The Board considered the relatively small size of the Fund’s assets compared to the average Peer Group fund size.  The Board also noted the Investment Advisor’s representation that the Fund had achieved its returns with approximately 20% lower systematic risk than the Russell Index.

The Board considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were slightly higher than the Fund’s Peer Group averages, but that the total expenses paid by the Fund (net of fee waivers by the Investment Advisor) were lower than the Fund’s Peer Group averages.  The Trustees also noted that the Investment Advisor was waiving its entire advisory fee with respect to the Fund and subsidizing other Fund  expenses, because of the Fund’s low asset levels.  The Board noted that at the Fund’s current asset levels the fees charged by the Investment Advisor to the Fund are lower than the fees it charges other clients according to its standard fee schedule.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the advisor was not realizing any profit with respect to the Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

RNC Genter Dividend Income Fund
FUND EXPENSES – October 31, 2011 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/11 to 10/31/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11
Actual Performance	$1,000.00	$964.50	$6.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1018.71	$6.35

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 5GENTER. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

RNC Genter Dividend Income Fund
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: (877) 5GENTER

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2011	FYE 10/31/2010
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2011	FYE 10/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2011	FYE 10/31/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	January 12, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	January 12, 2012

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	January 12, 2012